UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]      Preliminary proxy statement
[_]      Confidential, for use of the Commission Only
         (as permitted by Rule 14a-6(e)(2))
[X]      Definitive proxy statement
[_]      Definitive additional materials
[_]      Soliciting material pursuant to Rule 14a-12

                            WVS Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


(1)  Title of each class of securities to which transaction applies:

                N/A
--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transactions applies:

                N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

                N/A
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

                N/A
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(5)  Total Fee paid:

                N/A
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[_]  Fee paid previously with preliminary materials

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

                N/A
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(2)  Form, schedule or registration statement no.:

                N/A
--------------------------------------------------------------------------------
(3)  Filing party:

                N/A
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(4)  Date filed:

                N/A
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

                                                              September 27, 2002


Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of WVS Financial Corp. The meeting will be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time. The matters to be considered by stockholders at the Annual Meeting are described in the accompanying materials.

         It is very important that your shares be voted at the Annual Meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

         Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.



/s/ David J. Bursic                                   /s/ Donald E. Hook
-------------------                                   ---------------------
David J. Bursic                                       Donald E. Hook
President and Chief Executive Officer                 Chairman of the Board

                               WVS FINANCIAL CORP.
                               9001 Perry Highway
                         Pittsburgh, Pennsylvania 15237
                                 (412) 364-1911

                               __________________


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 29, 2002

                               __________________


         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders ("Annual Meeting") of WVS Financial Corp. (the "Company") will be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, for the following purposes, all of which are more completely set forth in the accompanying Proxy
Statement:

          (1) To elect two (2) directors for a four-year term or until their successors are elected and qualified.

          (2) To ratify the appointment by the Board of Directors of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2003; and

          (3) To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

         The Board of Directors has fixed September 11, 2002 as the voting record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.


                                           By Order of the Board of Directors


                                           /s/ Margaret VonDerau
                                           ---------------------------------
                                           Margaret VonDerau
                                           Senior Vice President, Treasurer and
                                              Corporate Secretary


Pittsburgh, Pennsylvania
September 27, 2002

--------------------------------------------------------------------------------

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

--------------------------------------------------------------------------------

                               WVS FINANCIAL CORP.

                               __________________

                                 PROXY STATEMENT

                               __________________

                         ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 29, 2002


         This Proxy Statement is furnished to holders of common stock, $.01 par value per share ("Common Stock"), of WVS Financial Corp. (the "Company"), the holding company of West View Savings Bank (the "Savings Bank"). Proxies are being solicited on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the chapel at Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement is first being mailed to stockholders on or about September 27, 2002.

         The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Margaret VonDerau, Senior Vice President, Treasurer and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                                     VOTING

         Only stockholders of record of the Company at the close of business on September 11, 2002 (the "Voting Record Date") are entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On the Voting Record Date, there were 2,651,386 shares of Common Stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of the holders of a majority of the total votes present, in person or by proxy, at the Annual Meeting is required for the proposal to ratify the independent auditors for fiscal 2003. Abstentions are considered in determining the presence of a quorum and will not effect the plurality vote required for the election of directors but will have the effect of a vote against the proposal to ratify the independent auditors. Under rules applicable to broker-dealers, the proposals to be considered at the Annual Meeting are considered "discretionary" items upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Thus, there will be no "broker non-votes" at the Annual Meeting.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR,
              DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

         The Articles of Incorporation of the Company provide that the Board of Directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

         The nominees for director are not related to any other director or executive officer of the Company by blood, marriage or adoption, and the nominees currently serve as directors of the Company.

         Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominees for director listed below. If the persons named as nominees should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as a director if elected.

         The two persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected as directors of the Company.

         The following tables present information concerning the nominees for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.


                        Nominees for Director for Four-Year Term Expiring in 2006

                                       Principal Occupation During                    Director
           Name         Age(1)             the Past Five Years                          Since
-------------------- ----------- ------------------------------------------------- --------------

David L. Aeberli         65      Director;  Director, President of                      1985
                                 McDonald-Aeberli  Funeral Home, Inc., located in
                                 Mars, Pennsylvania.

Margaret VonDerau        61      Director;  Senior Vice  President  and Corporate       1993
                                 Secretary of the Company  since July 1993 and of
                                 the Savings  Bank since 1990;  Treasurer  of the
                                 Company  and the  Savings  Bank since June 1998;
                                 prior  thereto  served  as  Vice  President  and
                                 Corporate Secretary of the Savings Bank.


The Board of Directors recommends you vote FOR election of the nominees for director.


                     Members of the Board of Directors Continuing in Office


           Directors Whose Term Expires in 2003


                                       Principal Occupation During                    Director
           Name         Age(1)             the Past Five Years                          Since
-------------------- ----------- ------------------------------------------------- --------------
Arthur H. Brandt         62      Director;  Retired,  former Director,  President       1987
                                 and   Chief   Executive    Officer   of   Brandt
                                 Excavating,    Inc.,    located   in   Cranberry
                                 Township,   Pennsylvania;   and  retired  former
                                 Director,  President and Chief Executive Officer
                                 of Brandt Paving, Inc.

Lawrence M. Lehman       50      Director;      Owner/sole      proprietor     of       2002
                                 Newton-Lehman   Agency,   an  insurance   agency
                                 located in Pittsburgh, Pennsylvania.

           Directors Whose Term Expires in 2004


                                       Principal Occupation During                    Director
           Name         Age(1)             the Past Five Years                          Since
-------------------- ----------- ------------------------------------------------- --------------
David J.  Bursic         40      Director;  President and Chief Executive Officer       1998
                                 of the Company  and the Savings  Bank since June
                                 1998;   prior  thereto  served  as  Senior  Vice
                                 President,   Treasurer   and   Chief   Financial
                                 Officer  of the  Company  and the  Savings  Bank
                                 since  1992 and in  various  positions  with the
                                 Company and the Savings Bank since 1985.

Donald E. Hook           73      Director;  Chairman of the Board of Directors of       1986
                                 Pittsburgh   Cut   Flower   Co.,    located   in
                                 Pittsburgh, Pennsylvania.


                                        3

           Director Whose Term Expires in 2005



                                       Principal Occupation During                    Director
           Name         Age(1)             the Past Five Years                          Since
-------------------- ----------- ------------------------------------------------- --------------

John M. Seifarth         73      Director;  Retired,  former  General  Manager of       1991
                                 the Moon Township Municipal  Authority,  a water
                                 and  sewer   utility   serving  Moon   Township,
                                 Pennsylvania.  Also serves as a Senior  Engineer
                                 - Consultant  to Nicholas & Slagle  Engineering,
                                 Inc.

---------------

(1)   As of June 30, 2002.

Stockholder Nominations

         Article  7.F  of  the  Company's  Articles  of  Incorporation   governs
nominations for election to the Board of Directors and requires all such nominations, other than those made by the Board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company's books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Savings Bank and Company

         Regular meetings of the Board of Directors of the Company are held on a quarterly basis. The Board of Directors of the Company held a total of six regular and special meetings during the fiscal year ended June 30, 2002. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the Board of Directors held during the fiscal year ended June 30, 2002, and the total number of meetings held by all committees on which he or she served during such year.

         Nominating Committee. The entire Board of Directors of the Company acts as a Nominating Committee for selection of nominees for election as directors of the Company. The Board, acting as the Nominating Committee, met two times during the fiscal year ended June 30, 2002.

         Audit Committee. The Board of Directors of the Company has established an Audit Committee which consists of Messrs. Seifarth (Chairman), Aeberli and Brandt, all of whom are outside directors. The Audit Committee meets with the Company's internal auditor, engages the Company's external auditors and reviews their reports. The Audit Committee meets quarterly and met five times during fiscal 2002. The members are independent as defined in Rule 4200(a)(15) of the listing standards of the Nasdaq Stock Market.

         Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the Audit Committee of the Board of Directors of the Company makes this report for the year ended June 30, 2002.

         The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company's accounting functions and internal controls. During fiscal 2002, the Audit Committee was composed of three directors, each of whom is independent as defined by the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter approved by the Board of Directors.

         Management is responsible for the Company's internal controls and financial reporting process. The independent accountants, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

         In connection with these responsibilities, the Audit Committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company's internal audit department. The Audit Committee met with management and S.R. Snodgrass to review and discuss the June 30, 2002 financial statements. The Audit Committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with S.R. Snodgrass the firm's independence.

         Based upon the Audit Committee's discussions with management and the independent accountants, and the Audit Committee's review of the representations of management and the independent accountants, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2002, to be filed with the Securities and Exchange Commission.

         Audit Fees. The aggregate amount of the fees billed by S.R. Snodgrass for its audit of the Company's annual financial statements for the year ended
June 30, 2002 and its reviews of the Company's unaudited interim financial statements included in reports filed by the Company under the Exchange Act during the year was $40,625.

         Financial Information Systems Design and Implementation. There were no fees billed by S.R. Snodgrass for financial information systems design and implementation services provided to the Company during fiscal 2002.

         All Other Fees. The aggregate amount of the fees billed by S.R. Snodgrass for all other services rendered to the Company during fiscal 2002 was $10,100. These consisted primarily of tax compliance services.

         The Audit Committee and the Board of Directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass in fiscal 2002 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company's financial statements for the year ending June 30, 2003.


                                                 John M. Seifarth (Chairman)
                                                 David L. Aeberli
                                                 Arthur H. Brandt
                                       5

         The Board of Directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the Directors. During the fiscal year ended June 30, 2002, the Board of Directors met 12 times. The Board of Directors of the Savings Bank has established the following committees:

         Loan Committee. The Loan Committee of the Savings Bank consists of Messrs. Aeberli (Chairman), Hook and Seifarth, and from management, Messrs. Bursic and Wielgus and Mrs. VonDerau. The Loan Committee, which approves all loans originated by the Savings Bank, meets monthly and met 13 times during fiscal 2002.

         Investment Committee. The Investment Committee of the Savings Bank consists of Messrs. Hook (Chairman), Brandt, Seifarth and Aeberli, and from management, Mr. Bursic and Mrs. VonDerau. The Investment Committee, which approves all securities purchased by the Company and the Savings Bank, meets at least quarterly and met eight times during fiscal 2002.

         In addition to the committees described above, the Savings Bank has also established other committees which consist of members of the Board and which meet as required. These committees include: Audit Committee, Nominating Committee, Personnel Committee, Budget Committee, Supervisory Examination Committee, Classification of Assets Review Committee, Forward Planning Committee and Community Reinvestment Act Committee.

         The Company has also established Investment and Budget Committees consisting of the same individuals who serve on the respective Savings Bank committee as well as a Compensation and Benefits Plan Committee.

Executive Officers Who Are Not Directors

         Set forth below is information with respect to the principal occupation during the last five years for the executive officer of the Company and the Savings Bank who does not serve as a director.

         Edward M. Wielgus. Age 51. Mr. Wielgus has been a Senior Vice President and Chief Lending Officer of the Company since October 1997, previously a Vice President of the Company since October 1995 as well as a Vice President and Chief Lending Officer of the Savings Bank since April 1990. Prior thereto, Mr. Wielgus was a Senior Vice President and Chief Lending Officer at Spring Hill Savings Bank, Pittsburgh, Pennsylvania, from August 1988 to April 1990 and an Assistant Vice President and Consumer Credit Manager at Equibank, Pittsburgh, Pennsylvania, from June 1986 to August 1988.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth the beneficial ownership of the Common Stock as of the Voting Record Date, and certain other information with respect to (i) the only person or entity, including any "group" as that term is used in
Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding Common Stock on the Voting Record Date, (ii) each director of the Company, (iii) certain named executive officers of the Company, and (iv) all directors and executive officers of the Company and the Savings Bank as a group.


                                        Amount and Nature
       Name of Beneficial                 of Beneficial
       Owner or Number of                Ownership as of         Percent of
        Persons in Group            September 11, 2002(1)(2)    Common Stock
        ----------------            ------------------------    ------------

WVS Financial Corp. Employee              216,852(3)                8.2%
Stock Ownership Plan
9001 Perry Highway
Pittsburgh, Pennsylvania 15237

Directors:

David L. Aeberli                           54,765(3)(4)             2.1
Arthur H. Brandt                           54,773(5)                2.1
David J.  Bursic                          162,189(3)(6)             6.1
Donald E. Hook                             48,172(3)(7)             1.8
Lawrence M. Lehman                          5,328(8)                0.2
John M. Seifarth                           28,454(9)                1.1
Margaret VonDerau                         116,536(10)               4.4

Executive Officer:

Edward M. Wielgus                          67,037(11)               2.5
All directors and                         537,254(12)              19.8
executive officers as a
group (8 persons)

_________________

(1) Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of Common Stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2) Under applicable regulations, a person is deemed to have beneficial ownership of any shares of Common Stock which may be acquired within 60 days of the Voting Record Date pursuant to the exercise of outstanding stock options. Shares of Common Stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other person or group.

(3) Messrs. Bursic, Aeberli and Hook are trustees (the "Trustees") of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust ("ESOP"). The indicated holdings represent shares held in the ESOP which have been allocated to participating employees and will be voted at the direction of the participant, for which the Trustees disclaims beneficial ownership. Does not include shares held in trusts under other employee benefit plans of the Company and the Savings Bank which hold Common Stock on behalf of employee participants of such plans for which the Trustees also serve as trustees as follows: 48,311 shares of Common Stock held pursuant to the Company's Deferred Compensation Program, which are voted by the Trustees pursuant to the Program; 19,174 shares of Common Stock held pursuant to the Company's Recognition and Retention Plans and Trusts, of which 12,504 shares have been allocated to directors and employees. Under the terms of the Recognition Plans, the Trustees will vote allocated shares at the direction of recipients and unallocated shares in the same proportion as it receives instructions from recipients with respect to allocated shares. The Trustees will not vote allocated shares in the Recognition Plans if they do not receive instructions from the recipient; and 77,829 shares of Common Stock held pursuant to the Savings Bank's Profit Sharing Plan, which are voted at the direction of participants. The Trustees will vote allocated shares of Common Stock held in the Profit Sharing Plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants. The shares of Common Stock beneficially owned by the Trustees or by all directors and executive officers as a group does not include the shares held by trusts for employee benefit plans.

(4) Includes 15,000 shares held jointly with Mr. Aeberli's wife, 4,110 shares held solely by Mr. Aeberli's wife, 9,480 shares held by the McDonald Aeberli Funeral Home, Inc. profit sharing plan for the benefit of Mr. Aeberli and his wife and 1,903 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(5) Includes 13,160 shares held by the Company's deferred compensation plan and 703 shares which may be acquired upon the exercise of stock options which are exercisable within 60 days of the Voting Record Date.

(6) Includes 60,494 shares held jointly with Mr. Bursic's wife, 9,738 shares held solely by Mr. Bursic's wife, 200 shares held by Mr. Bursic's children, 631 shares held by the Company's deferred compensation plan, 11,788 shares held by the Savings Bank's Profit Sharing Plan, 1,422 shares held by a Recognition and Retention Plan and Trust, 16,900 shares held for the account of Mr. Bursic in the ESOP and 20,792 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(7) Includes 25,500 shares held jointly with Mr. Hook's wife, 6,882 shares held by the Company's deferred compensation plan and 305 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(8) Includes 1,664 shares held by Mr. Lehman's wife and 2,000 shares held in the Newton-Lehman Agency profit sharing plan.

(9) Includes 2,400 shares held jointly with Mr. Seifarth's wife, 5,638 shares held by the Company's deferred compensation plan and 1,503 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(10) Includes 34,055 shares held by the Savings Bank's Profit Sharing Plan, 1,421 shares held by a Recognition and Retention Plan and Trust, 19,492 shares held for the account of Mrs. VonDerau in the ESOP, 100 shares held in an estate trust for which Mrs. VonDerau is a trustee and 17,664 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.

(11) Includes 8,500 shares held jointly with Mr. Wielgus' wife, 3,432 shares held by the Savings Bank's Profit Sharing Plan, 1,421 shares held in a Recognition and Retention Plan and Trust, 14,116 shares held for the account of Mr. Wielgus in the ESOP, and 15,600 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.
                                       8

(12) Includes on behalf of directors and executive officers as a group, 49,275 shares held by the Savings Bank's Profit Sharing Plan, 4,264 shares held by the Recognition and Retention Plans and Trusts, 50,508 shares held in the ESOP, 26,311 shares held in the Company's deferred compensation plan and 58,470 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the Voting Record Date.


                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth a summary of certain information concerning the compensation paid by the Company and the Savings Bank for services rendered in all capacities during the three years ended June 30, 2002 to the Chief Executive Officer and the other executive officers of the Company and its subsidiaries whose total compensation during the last fiscal year exceeded $100,000.


                                                   Summary Compensation Table

====================================================================================================================================
                                                          Annual Compensation            Long Term Compensation
                                                   ---------------------------------  -----------------------------
                                                                                                 Awards
                                                                                                                        All Other
             Name and                   Fiscal                                             Stock                      Compensation
        Principal Position               Year        Salary(1)(2)        Bonus            Grants(3)       Options         (4)
------------------------------------ ------------- ----------------- ---------------  --------------- ------------- ----------------
David J. Bursic                          2002              $175,200         $43,800           $  --            --           $22,820
President and Chief                      2001               160,020          40,005              --         2,000            39,324
Executive Officer                        2000               138,000          34,500          44,228         5,320            47,959
------------------------------------------------------------------------------------------------------------------------------------
Margaret VonDerau                        2002              $138,600         $14,000           $  --            --           $21,493
Senior Vice President, Treasurer         2001               131,040          16,380              --         1,000            36,183
and Corporate Secretary                  2000               116,400          29,100          44,202         5,320            43,582
------------------------------------------------------------------------------------------------------------------------------------
Edward M. Wielgus                        2002              $112,800          $11,200          $  --            --           $18,461
Senior Vice President and Chief          2001               108,000           13,500             --         1,000            29,146
Lending Officer                          2000                96,000           24,000          44,202        5,320            33,925
====================================================================================================================================


(1)  Includes compensation for service as a director.

(2) Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of automobiles leased by the Company. In the opinion of management of the Company, the costs to the Company of providing such benefits to any individual executive officer during the indicated periods did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

(3) Reflects the grant in fiscal 2000 to Mr. Bursic of 3,556 shares and to Mr. Wielgus and Mrs. VonDerau of 3,554 shares of restricted Common Stock pursuant to the Company's Recognition and Retention Plans, which had the indicated value on the date of grant. The grants vested 20% immediately and 20% per year thereafter over four years. Dividends on the Common Stock are paid to the holder of the restricted stock under the plans. At June 30, 2002, Messrs. Bursic and Wielgus and Mrs. VonDerau held 1,422, 1,421 and 1,421 shares of restricted Common Stock, respectively, which had a fair market value of $22,496, $22,480 and $22,480 on such date.

(4) In fiscal 2002, represents the fair market value of the allocation of shares of Common Stock pursuant to the Company's ESOP.

Stock Options

         The following table sets forth certain information concerning exercises of stock options by the named executive officers during the fiscal year ended June 30, 2002 and options held at June 30, 2002.


                                            Aggregate Option Exercises in Last Fiscal Year
                                                      and Year End Option Values

====================================================================================================================================
                                                   Number of Unexercised Options at    Value of Unexercised Options at Year End(1)
                            Shares                            Year End
                         Acquired on     Value    ---------------------------------- -----------------------------------------------
     Name                  Exercise     Realized    Exercisable      Unexercisable       Exercisable           Unexercisable
-------------------- ----------------- ---------- ---------------------------------- -------------------- --------------------------

David J. Bursic              3,000       $33,600       20,792             2,128             $20,277                   $7,730
------------------------------------------------------------------------------------------------------------------------------------


Margaret VonDerau            1,778         5,392       17,664             2,128               9,727                    7,730
------------------------------------------------------------------------------------------------------------------------------------

Edward M. Wielgus            6,292        39,528       15,600             2,128               3,042                    7,730
====================================================================================================================================


(1)       Based on a per share market price of $15.82 at June 30, 2002.

     The  following  table  sets  forth  certain   information  for  all  equity
compensation plans and individual compensation arrangements (whether with employees or non-employees, such a directors) in effect as of June 30, 2002.


                                                 Equity Compensation Plan Information

====================================================================================================================================

                                   Number of securities to be         Weighted-average           Number of securities remaining
                                    issued upon exercise of           exercise price of        available for future issuance under
                                 outstanding options, warrants      outstanding options,      equity compensation plans (excluding
    Plan Category                          and rights                warrants and rights        securities reflected in the first
                                                                                                             column)
------------------------------------------------------------------------------------------------------------------------------------
 Equity compensation plans approved by      84,826                         $14.80                            5,174
 security holders

------------------------------------------------------------------------------------------------------------------------------------


Equity compensation plans not approved          --                             --                               --
by security holders
------------------------------------------------------------------------------------------------------------------------------------

 Total                                      84,826                         $14.80                            5,174

====================================================================================================================================


Director Compensation

     During fiscal 2002, directors of the Company and the Savings Bank who are not executive officers ("outside directors") received an annual fee of $15,600 ($18,000 for the Chairman of the Board). Non-officer directors who are members of the Board's Loan Committee receive a monthly fee of $100.

     Directors' Stock Option Plan. The Company has adopted the 1993 Directors' Stock Option Plan (the "Directors' Plan" which provides for the grant of compensatory stock options to non-employee directors of the Company. Pursuant to the Directors' Plan, each director of the Company who is not an employee of the Company or any subsidiary was granted a compensatory stock option to purchase 10,000 split adjusted shares of Common Stock at the actual purchase price of a share of Common Stock in the Company's initial public stock offering in November 1993. In addition, a compensatory stock option to purchase 400 split adjusted shares of Common Stock was granted to each non-employee director on each anniversary of the date of the Company's initial public offering with an exercise price equal to the fair market value of a share of Common Stock on such date for as long as shares were available under the plan. Further, each new non-employee director of the Company or the Bank received a compensatory stock option to purchase 1,000 shares of Common Stock upon election to the Board of Directors with an exercise price equal to the fair market value of a share of Common Stock on the date of grant. Options granted pursuant to the Directors' Plan are vested and exercisable six months from the date of grant. No shares of Common Stock remain available for future grant under the Directors' Plan.

     Directors' Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation program for its directors whereby directors can elect to defer all or a portion of their directors' fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the Board of Directors.

     The deferred compensation program provides that amounts deferred thereunder may be paid in shares of Common Stock based on the then-existing value of the amount of Common Stock, including fractional shares, which could have been purchased with the percentage of a director's deferred account that the director elected to have valued as though it were invested in Common Stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of Common Stock. The trust uses such funding to acquire shares of Common Stock on the open market. The shares of Common Stock held in the trust are voted by an independent trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Compensation Committee

     The Compensation and Benefits Plan Committee of the Board of Directors determines compensation for executive officers. During the fiscal year ended June 30, 2002, the members of the Committee were Messrs. Hook (Chairman), Aeberli, Brandt and Seifarth. No member of the Committee is a current or former officer or employee of the Company or any of its subsidiaries. The report of the Committee with respect to compensation for the Chief Executive Officer and all other executive officers for the fiscal year ended June 30, 2002 is set forth below.

Report of the Compensation Committee

     In determining senior management compensation levels, including base salaries and performance bonuses, the Compensation Committee reviewed the performance of each senior officer against various objectives and financial performance targets such as: income, expenses, operating margins, return on assets and return on equity. The level of any salary increase is based upon an executive's job performance over the year in conjunction with Company goals of profitability and growth in light of economic conditions experienced during the fiscal year. Peer group compensation surveys provide additional information to support the compensation planning process.

     The Compensation Committee noted the continued strong return on average shareholder equity over the past five fiscal years, including 14.85% in fiscal 2002. The Compensation Committee further noted a 13% increase in the Company's stock price from $14.00 per share at June 30, 2001 to $15.82 per share at June 30, 2002. The Company's total return (capital appreciation plus current cash dividends paid) totaled approximately 17.6%. Book value per share has also increased steadily as follows: $8.81 - fiscal 1999, $9.35 - fiscal 2000, $10.40
- fiscal 2001 and $11.30 - fiscal 2002. We believe that these factors, combined with the Company's strong operating ratios and commitment to community banking, contributed to the Company's 140% market premium to book value at June 30, 2002.

     Base salary levels are intended to be consistent with comparable financial institutions in the Company's peer group, subject to the Company's financial performance. Discretionary annual performance bonuses have been paid based upon the Company's financial performance in prior years and the executive's abilities and contributions to the Company's financial success. The Compensation Committee, after taking into consideration the factors discussed above, paid Mr. Bursic a performance bonus of $43,800 for his contributions to fiscal 2002 profitability. Mr. Bursic's base salary was increased to $192,000 effective July 1, 2002.

                                                        Donald E. Hook, Chairman
                                                        David L. Aeberli
                                                        Arthur H. Brandt
                                                        John M. Seifarth

Performance Graph

     The following graphs compare the yearly cumulative total return on the Common Stock over the nine and five years ended June 30, 2002 with (i) the Center for Research in Security Prices ("CRSP") S&P 500 Index, (ii) the Nasdaq Stock Market Bank Stocks Total Return Index, (iii) the Nasdaq Stock Market Financial Stocks Total Return Index, and (iv) the CRSP Total Return Index for the Nasdaq Stock Market (for United States companies). The Nasdaq Financial Stocks index was added this year in order to include a broader range of financial services companies, such as savings institutions that are not commercial banks. All of these cumulative returns are computed assuming the reinvestment of dividends at the frequency with which dividends were paid during the applicable years.


                              WVS Financial Corp.

                  [Comparative Performance Graph Appears here]


                                                           Period Ending
INDEX                11/30/93     6/30/94    6/30/95    6/30/96     6/30/97    6/30/98    6/30/99    6/30/00    6/30/01    6/30/02
------------------------------------------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP.    100.00      155.44     170.78     235.27      326.33     430.73     419.68     332.35     416.60     483.51
NASDAQ BANK STOCKS     100.00      109.99     124.24     161.83      252.94     351.88     347.56     284.98     395.33     443.07
NASDAQ FINANCIAL
  STOCKS               100.00      107.50     122.99     160.15      234.54     305.73     315.16     248.22     334.73     375.43
CRSP TOTAL NASDAQ
  (US)                 100.00       93.90     125.31     160.86      195.64     257.71     369.96     546.97     296.51     198.07
S&P 500                100.00       97.78     123.46     155.65      209.71     273.81     335.99     360.93     308.14     252.45


                              WVS Financial Corp.

                  [Comparative Performance Graph Appears here]




                                                          Period Ending
INDEX                             6/30/97     6/30/98    6/30/99     6/30/00     6/30/01   6/30/02
---------------------------------------------------------------------------------------------------
WVS FINANCIAL CORP.                100.00      133.80     131.30     104.81      132.38     154.50
NASDAQ BANK STOCKS                 100.00      139.11     137.41     112.66      156.29     175.16
NASDAQ FINANCIAL STOCKS            100.00      130.35     134.37     105.83      142.71     160.07
CRSP TOTAL NASDAQ (US)             100.00      131.63     189.11     279.59      151.56     103.34
S&P 500                            100.00      130.57     160.22     172.11      146.94     120.38


Employment Agreements

     The Company and the Savings Bank (collectively the "Employers") maintain employment agreements with Messrs. David J. Bursic and Edward M. Wieglus and Mrs. Margaret VonDerau. The Employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the Employers for a term of three years with a current salary of $192,000, Mr. Wieglus in his current position as Senior Vice President for a term of three years with a current salary of $116,184 and Mrs. VonDerau as Senior Vice President and Corporate Secretary for a term of three years with a current salary of $139,050. Such salaries may be increased at the discretion of the Board of Directors from time to time, but may not be decreased during the term of the employment agreements without the prior written consent of the executives. The terms of the employment agreements shall be extended each year for successive additional one-year periods unless the Employers or the executives elect, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

     The employment agreements are terminable with or without cause by the Employers. The executives shall have no right to compensation or other benefits pursuant to the employment agreements for any period after voluntary termination or termination by the Employers for cause, disability, retirement or death, provided, however, that (i) in the event that the executives terminate their employment because of failure of the Employers to comply with any material provision of the employment agreements or (ii) the employment agreements are terminated by the Employers other than for cause, disability, retirement or death or by the officers as a result of certain adverse actions which are taken with respect to their employment following a Change of Control of the Company, as defined, Messrs. Bursic and Wielgus and Mrs. VonDerau will be entitled to a cash severance amount equal to three times their base salary, and a continuation of benefits similar to those they are receiving at the time of such termination for the remaining term of the agreements or until the executives obtain full-time employment with another employer.

     Although the above-described employment agreements could increase the cost of any acquisition of control of the Company, management of the Company does not believe that the terms thereof would have a significant anti-takeover effect.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act, requires the Company's officers and directors, and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the Nasadaq Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the Common Stock.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2002, all
Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

Transactions With Certain Related Persons

     Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Savings Bank's policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. As of June 30, 2002, three of the Savings Bank's directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $60,000, which amounted to approximately $820,709 in the aggregate. All such loans were made by the Savings Bank in the ordinary course of business and were not made with favorable terms nor did they involve more than the normal risk of collectability.

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors of the Company intends to appoint S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company's financial statements for the year ending June 30, 2003, subject to negotiation of engagement terms, and directed that the selection of auditors be submitted for ratification by the stockholders at the Annual Meeting.

     The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the Annual Meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

     The Board of Directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent auditors for the fiscal year ending June 30, 2003.

                              STOCKHOLDER PROPOSALS

     Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2003, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Margaret VonDerau, Senior Vice President, Treasurer and Corporate Secretary, no later than May 30, 2003. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

     Stockholder proposals which are not submitted for inclusion in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company's Articles of Incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder's notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company's books, of the stockholder proposing such business, (c) the class and number of shares of Common Stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company's Articles of Incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 31, 2003.

                                 ANNUAL REPORTS

     A copy of the Company's Annual Report to Stockholders for the year ended June 30, 2002 accompanies this Proxy Statement. Such annual report is not part of the proxy solicitation materials.

     Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2002 required to be filed with the Commission under the 1934 Act. Such written requests should be directed to Pamela M. Tracy, Investor Relations Manager, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company's Common Stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY


                               WVS FINANCIAL CORP.


     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE "COMPANY") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 29, 2002 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned, being a stockholder of the Company as of September 11, 2002, hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.   ELECTION OF DIRECTORS


    [ ]  FOR the nominees listed            [ ]  WITHHOLD AUTHORITY
         below (except as marked                 to vote for the nominees
         to the contrary below)                  listed below


Nominees for four-year term:   David L. Aeberli and Margaret Von Derau


(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)


________________________________________________________________________________


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

         [ ]   FOR                [ ] AGAINST                 [ ] ABSTAIN


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

     SHARES OF THE COMPANY'S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS' NOMINEES TO THE BOARD OF DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.


                                            Dated:                        , 2002
                                                  -----------------------


                                            ------------------------------------


                                            ------------------------------------
                                            Signature(s)


                                            Please  sign  this  exactly  as your
                                            name(s)  appear(s)  on  this  proxy.
                                            When  signing  in  a  representative
                                            capacity,  please give  title.  When
                                            shares  are held  jointly,  only one
                                            holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                               WVS FINANCIAL CORP.

     The undersigned hereby instructs the Trustees of the Profit Sharing Plan ("Profit Sharing Plan") of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the "Company") held pursuant to the Profit Sharing Plan on behalf of the undersigned as of September 11, 2002, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

    [ ]  FOR the nominees listed               [ ]  WITHHOLD AUTHORITY
         below (except as marked                    to vote for the nominees
         to the contrary below)                     listed below

Nominees for four-year term: David L. Aeberli and Margaret Von Derau

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)


________________________________________________________________________________


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

         [ ]   FOR                [ ] AGAINST                 [ ] ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:                        , 2002
                                                  -----------------------


                                            ------------------------------------
                                                          Signature


If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                               WVS FINANCIAL CORP.

     The undersigned hereby instructs the Trustees of the Recognition and Retention Plan and Trusts ("Recognition Plans") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company granted pursuant to the Recognition Plans to the undersigned as of September 11, 2002, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

    [ ]  FOR the nominees listed               [ ]  WITHHOLD AUTHORITY
         below (except as marked                    to vote for the nominees
         to the contrary below)                     listed below

Nominees for four-year term: David L. Aeberli and Margaret Von Derau

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)


________________________________________________________________________________


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

         [ ]   FOR                [ ] AGAINST                 [ ] ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:                        , 2002
                                                  ------------------------


                                            ------------------------------------
                                                         Signature

If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants in the Recognition Plans.

                                 WVS letterhead


                               September 27, 2002

TO:        Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustees in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                          Sincerely,


                                                          /s/ David J. Buric
                                                          ----------------------
                                                          David J. Bursic
                                                          President

                                 WVS letterhead


                               September 27, 2002

TO: Persons Granted Restricted Stock Under the Recognition and Retention Plans of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct the manner in which shares of restricted Common Stock of the Company granted to you pursuant to the Company's Recognition and Retention Plans and Trusts ("Recognition Plans") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the restricted shares granted to you. After you have reviewed the Proxy Statement, we urge you to vote your restricted shares held pursuant to the Recognition Plans by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Recognition Plans. The Plan Administrators will certify the totals to the Company for the purpose of having those shares voted by the Trustees of the Recognition Plans.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Recognition Plans are not received, the shares will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been granted to you under the Recognition Plans. You will receive other voting material for those shares owned by you individually and not under the Recognition Plans.

                                                          Sincerely,


                                                          /s/ David J. Bursic
                                                          ----------------------
                                                          David J. Bursic
                                                          President


                               WVS FINANCIAL CORP.

     The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust ("ESOP") of WVS Financial Corp. (the "Company") to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of September 11, 2002, at the Annual Meeting of Stockholders to be held at the Orchard Hill Church, located at 2551 Brandt School Road, Wexford, Pennsylvania, on Tuesday, October 29, 2002 at 10:00 a.m., Eastern Time, and any adjournment thereof.

1.   ELECTION OF DIRECTORS

   [ ]  FOR the nominees listed                   [ ]   WITHHOLD AUTHORITY
        below (except as marked                         to vote for the nominees
        to the contrary below)                          listed below

Nominees for four-year term: David L. Aeberli and Margaret Von Derau

(INSTRUCTIONS: To withhold authority to vote for one or more of the nominees, write the name of the nominee(s) in the space provided below.)


________________________________________________________________________________


2. PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent auditors for the fiscal year ending June 30, 2003.

          [ ]  FOR                  [ ]  AGAINST                 [ ]   ABSTAIN

3. In their discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

     The Company's Board of Directors recommends a vote FOR the election of the nominees for Director and for Proposal 2. Such votes are hereby solicited by the Company's Board of Directors.

                                            Dated:                        , 2002
                                                  -----------------------



                                            ------------------------------------
                                                           Signature


If you return this card properly signed but you do not otherwise specify, shares will be voted for the election of the nominees for Director and for Proposal 2. If you do not return this card, your shares will not be voted.

                                 WVS letterhead


                               September 27, 2002



TO:  Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the "Company") is being solicited in connection with the proposals to be considered at the Company's upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company's Employee Stock Ownership Plan (the "Plan") will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustees of the Plan. The Trustees will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

                                                          Sincerely,


                                                          /s/ David J. Bursic
                                                          ----------------------
                                                          David J. Bursic
                                                          President